SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 16, 2004

NEON Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25457	76-0345839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14100 Southwest Freeway, Suite 500, Sugar Land, Texas		77478
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 491-4200

(Former name or former address, if changed since last report)

Item 5.  Other Events.

On August 16, 2004, NEON Systems, Inc. issued a press release announcing its fiscal 2005 first quarter financial results.  The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.  In addition, NEON Systems, Inc. hosted a conference call on Monday, August 16, 2004 at 4:00 p.m. CDT to discuss the results of operations from its first fiscal quarter of the 2005 fiscal year.  In connection with such conference call, the text of the prepared comments for the call is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Press Release dated August 16, 2004.

99.2                           Conference Call Script for conference call held on August 16, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2004	NEON SYSTEMS, INC.

/s/ Brian D. Helman
Brian D. Helman
Chief Financial officer and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Document

99.1	Press Release dated August 16, 2004.
99.2	Conference Call Script for conference call held on August 16, 2004.